UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 24, 2006

                                         ICON CASH FLOW PARTNERS, L.P. SEVEN

(Exact Name of Registrant as Specified in Charter)

Delaware	000-27962	13-3835387
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

                100 Fifth Avenue, 4th Floor, New York, New York 10011

(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:               (212) 418-4700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 24, 2006, the general partner of ICON Cash Flow Partners L.P. Seven (the “Partnership”) distributed a portfolio overview for the third quarter 2005 to the limited partners of the Partnership. A copy of the portfolio overview is attached as Exhibit 99.1.

 Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Third Quarter 2005 Portfolio Overview.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICON CASH FLOW PARTNERS, L.P. SEVEN
By: ICON CAPITAL CORP., its General Partner
Dated: March 2, 2006
By: /s/ Thomas W. Martin
Thomas W. Martin
Chief Operating Officer

Exhibit 99.1

ICON Cash Flow Partners, L.P. Seven

– 3rd Quarter 2005 Portfolio Overview –

Dear Partner of ICON Cash Flow Partners, L.P. Seven:

Portfolio Overview

Fund Seven has invested both directly and indirectly through joint ventures with its affiliates. Presently, Fund Seven’s portfolio consists primarily of:

Growth Leases

• A 99% interest in a 1976 DC-10-30F (N14075) aircraft on lease with World Air. Fund Seven acquired its interest for approximately $11,430,000 of which approximately $2,120,000 was paid in cash. All debt has been fully repaid, and in September 2004 the lease was extended through September 2006 with monthly payments of $50,000. In addition, World Air remits payment for maintenance reserves on a monthly basis. Fund Seven and Aviations Investors, Inc. (“AAI”) are parties to a residual sharing agreement and a management agreement. Under these agreements, AAI maintains a 50% residual interest in the aircraft and is entitled to an additional $10,667 per month for managing the operation and remarketing of the aircraft.

• A 43.825% interest in a joint venture which owns a mobile offshore oil rig. On October 5, 2005, the charterer of the rig notified the owner trustee of the rig that an “Event of Loss” has occurred with respect to the rig. The “Stipulated Loss Value” for the rig will be determined according to the terms of the charter between the operator of the drilling rig and the owner trustee of the rig. The charter provides that the charterer shall pay to the lender (and upon satisfaction of all of the debt outstanding, to the owner trustee on behalf of the joint venture) an amount equal to the “Stipulated Loss Value” of the rig, which is defined as the present value of the remaining charter hire payments due to the lender and the fair market value of the rig at the end of the charter. At this time the Stipulated Loss Value has not been determined.

• A 1.27% interest in ICON Cheyenne, LLC (“Cheyenne”). Cheyenne holds a portfolio of leases consisting primarily of material handling and manufacturing equipment. The portfolio originally consisted of 119 leases, of which 19 were in effect as of September 30, 2005.

Unguaranteed Residual Interests

Three 1985 Boeing 737-300 aircraft leased to Continental Airlines, Inc. valued at $4,686,758. Fund Seven acquired its interest through a $5,751,009 recourse promissory note, $1,237,500 in cash and $500,000 in prepaid interest. If any (or all) of the aircraft are sold prior to the note maturity date in November 2006 for a price that does not satisfy the recourse debt, any outstanding debt balance along with the debt on all unsold engines is due on the scheduled note maturity.

Terminated Leases

In September, ICON Capital Corp. (the “General Partner”) liquidated ICON Receivables 1997-B L.L.C., a joint venture in securitized leases with other affiliates. Fund Seven had a 16.67% interest in the joint venture.

Off-lease Equipment

Airbus A310 and Boeing 737 aircraft rotables formerly leased to Sabena Technics. The A310 rotables can be used on either A310-200’s or A310-300’s which aircraft are currently being used by over 60 operators worldwide. In connection with these rotables, Seven recognized an impairment loss of approximately $1,021,000 which is reflected in the consolidated statement of operations for the nine months ended September 30, 2005. All of these rotables are actively being remarketed.

10% Status Report

At the end of the reporting period, the mobile offshore oil rig and the World Air aircraft were the only assets that individually constituted at least 10% of the aggregate purchase price of Fund Seven’s leased asset portfolio. As noted above, the charterer of the rig notified the owner trustee of the rig that an “Event of Loss” occurred with respect to the rig. The World Air aircraft is scheduled to remain on lease during the next fiscal quarter. To the best of the General Partner’s knowledge, Aircraft N14075 retains its airworthiness certificate and is maintained in accordance with FAA rules and regulations as required under the lease.

Outlook and Overview

As indicated above, the Stipulated Loss Value of Fund Seven’s offshore oil rig has not been determined. We will be in a better position to provide the outlook and overview for Fund Seven once we are able to evaluate the effect of the “Event of Loss” that has occurred with respect to the rig.

ICON Cash Flow Partners L.P. Seven

(A Delaware Limited Partnership)

Condensed Consolidated Balance Sheets

ASSETS

	Unaudited September 30, 2005	December 31, 2005
Cash and cash equivalents	$104,527	$96,364

Investments in finance leases: Minimum rents receivable	-	1,117,499
Unearned income	-	(5,934)

Net investments in finance leases	-	1,111,565

Investments in operating leases:
Equipment, at cost	2,565,000	2,565,000
Accumulated depreciation	(1,249,965)	(833,310)

Net investments in operating leases	1,315,035	1,731,690

Equipment held for sale	220,818	1,776,131
Investment in estimated unguaranteed residual values	4,686,758	4,686,758
Investments in joint ventures	4,803,240	3,813,458
Due from General Partner and affiliates	-	190,301
Other assets, net	263,919	442,972

Total assets	$11,394,297	$13,849,239

LIABILITIES AND PARTNERS' EQUITY

Notes and accrued interest payable - recourse	$5,843,538	$8,174,001
Due to General Partner and affiliates	128,561	341,323
Security deposits, deferred credits and other payables	41,183	155,487
Minority interest	13,151	17,316

Total liabilities	6,026,433	8,688,127
Commitments and contingencies Partners' equity:
General Partner	(795,227)	(797,295)
Limited Partners; 987,547.98 units outstanding, $100 per unit original issue price	6,163,091	5,958,407

Total partners' equity	5,367,864	5,161,112

Total liabilities and partners' equity	$11,394,297	$13,849,239

ICON Cash Flow Partners L.P. Seven

(A Delaware Limited Partnership)

Condensed Consolidated Statement of Operations

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
Revenue:
Rental income	$ 150,000	$ 113,555	$ 450,000	$ 323,380
Finance income	-	2,897	1,928	10,582
Net income from leveraged leases	-	-	-	1,078,481
Income from investments in joint ventures	383,780	398,393	1,262,752	931,283
Gain on transfer of investment in joint venture	-	-	1,171,786	-
Interest and other income	3,327	5,157	24,031	37,927

Total revenue	537,107	520,002	2,910,497	2,381,653

Expenses:
Impairment loss	-	1,580,839	1,320,826	6,280,839
Depreciation	138,885	508,960	416,655	2,536,179
Interest	-	160,164	237,160	964,838
Loss on disposal of assets	-	931,628	-	1,604,750
Management fees	75,000	-	225,000	-
General and administrative	169,963	58,914	425,827	460,949
Management fees – General Partner	-	-	-	387,287
Administrative expense reimbursement – General Partner	-	-	-	154,958
Reversal of provision for doubtful accounts	-	(21,979)	-	(134,391)
Amortization of initial direct costs	26,731	28,282	80,193	91,050
Minority interest	(638)	(570)	(1,916)	(1,913)

Total expenses	409,941	3,246,238	2,703,745	12,344,546

Net income (loss)	$ 127,166	$ (2,726,236)	$ 206,752	$ (9,962,893)

Net income (loss) allocable to:
Limited partners	$ 125,894	$ (2,698,974)	$ 204,684	$ (9,863,264)
General Partner	1,272	(27,262)	2,068	(99,629)

	$ 127,166	$ (2,726,236)	$ 206,752	$ (9,962,893)

Weighted average number of limited partnership units outstanding	987,548	987,548	987,548	987,548

Net income (loss) per weighted average limited partnership unit	$ 0.13	$ (2.73)	$ 0.21	$ (9.99)

ICON Cash Flow Partners L.P. Seven

(A Delaware Limited Partnership)

Condensed Consolidated Statement of Changes in Partners' Equity

Nine Months Ended September 30, 2005

(Unaudited)

	Units Outstanding	Limited Partners	General Partner	Total Partners’ Equity
Balance, January 1, 2005	987,547.98	$ 5,958,407	$ (797,295)	$ 5,161,112
Net income	-	204,684	2,068	206,752
Balance, September30, 2005	$ 987,547.98	$ 6,163,091	$ (795,227)	$ 5,367,864

ICON Cash Flow Partners L.P. Seven

(A Delaware Limited Partnership)

Condensed Consolidated Statement of Cash Flows

Nine Months Ended September 30, 2005

(Unaudited)

	2005	2004
Cash flows from operating activities
Net income (loss)	$ 206,752	$ (9,962,893)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:

Interest expense on non-recourse financing paid directly to lenders by lessees	-	391,890
Amortization of prepaid interest expense	104,382	229,970
Amortization of initial direct costs	80,193	91,050
Impairment loss	1,320,826	6,280,839
Loss on disposal of assets	-	1,604,750
Reversal of provision for doubtful accounts	-	(134,391)
Depreciation	416,655	2,536,179
Net income from leveraged leases	-	(1,078,481)
Income from investments in joint ventures	(1,262,752)	(931,283)
Gain on transfer of investment in joint venture	(1,171,786)	-
Minority interest	(1,916)	(1,913)
Changes in operating assets and liabilities:
Collection of principal – non-financed receivables	366,567	867,359
Other assets	(5,521)	190,615
Security deposits, deferred credits and other payables	(114,305)	(20,633)
Accrued interest expense	92,529	-
Due from/to General Partner and affiliates, net	(22,462)	-

Net cash provided by operating activities	9,162	63,058

Cash flows from investing activities:
Proceeds from sales of equipment	234,487	1,548,754
Distributions received from joint ventures	16,764	956,057

Net cash provided by investing activities	251,251	2,504,811

Cash flows from financing activities:
Principal payments on notes payable - recourse	(2,422,992)	(4,477,654)
Loans and advances from affiliates	2,172,992	1,980,751
Distributions to minority interest in joint venture	(2,250)	-

Net cash used in financing activities	(252,250)	(2,496,903)

Net increase in cash and cash equivalents	8,163	70,966

Cash and cash equivalents, beginning of the period	96,364	301,256

Cash and cash equivalents, end of the period	$ 104,527	$ 372,222

ICON Cash Flow Partners L.P. Seven

(A Delaware Limited Partnership)

Condensed Consolidated Statements of Cash Flows

Nine Months Ended September 30,

(Unaudited)

	2005	2004
Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$40,249	$572,948

Supplemental disclosure of non-cash investing and financing activities:
Principal and interest on finance lease paid directly to lenders by lessees	$-	$5,674,044

Transfer of investment in operating leases, net of accumulated depreciation, to equipment held for sale or lease	$-	$5,530,831

Transfer of investment in finance leases to investment in operating leases	$-	$2,565,000

Joint venture interests assigned to affiliates in exchange for amounts owed	$1,427,992	$-

Assignment of finance lease interest in exchange for amounts owed	$745,000	$-

Non-cash repayments of loan and advances from affiliates	$2,172,992	$-

Additional Required Disclosure

To fulfill our promises to you we are required to make the following disclosures when applicable:

A detailed financial report on SEC Form 10-Q or 10-K (whichever is applicable) is available to you. It is typically filed either 45 or 90 days after the end of a quarter or year, respectively. Usually this means a filing will occur on or around March 30, May 15, August 15, and November 15 of each year. It contains financial statements and detailed sources and uses of cash plus explanatory notes. You are always entitled to these reports. Please access them by:

• Visiting www.iconsecurities.com

or

• Visiting www.sec.gov

or

• Writing us at: PO Box 192706

San Francisco, CA 94119-2706

We do not distribute these reports to you directly in order to keep the Partnership’s costs down as mailing this report to all investors is expensive. Nevertheless the reports are immediately available on your request.

Transactions with Related Parties

Prior to July 1, 2004, in accordance with the terms of the Management Agreement, Fund Seven paid the General Partner management fees ranging from 1% to 7% based on a percentage of the rentals received either directly by Fund Seven or through joint ventures. In addition, the General Partner is reimbursed for administrative expenses incurred by it in connection with the Partnership's operations. Effective July 1, 2004 the General Partner voluntarily decided to waive its right to management fees and administrative expense reimbursements.

Fees and other expenses paid or accrued by Fund Seven to the General Partner or its affiliates for the periods ended September 30, 2005 and 2004 respectively, were as follows:

	2005	2004
Management fees (1)	$-	$-
Administrative expense reimbursements (2)	-	-
	$-	$-

(1) Management fees are paid or accrued to the General Partner based on gross rental payments made by lessees to Fund Seven.

(2) Administrative expense reimbursements to the General Partner relate to Fund Seven’s operating expenses paid by the General Partner on behalf of Fund Seven.

Upon request Investors can obtain a summary of such expenses.

Conclusion

Your participation in Fund Seven is greatly appreciated.

Sincerely,

ICON Capital Corp., General Partner

/s/ Beaufort J.B. Clarke	/s/ Paul B. Weiss
Beaufort J.B. Clarke	Paul B. Weiss
Chairman and CEO	President

Forward-looking Information - Certain statements within this document may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, or the PSLRA. These statements are being made pursuant to PSLRA, with the intention of obtaining the benefits of the “safe harbor” provisions of the PSLRA. Forward-looking statements are those that do not relate solely to historical fact. They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. You can identify these statements by the use of words such as “may,” “will,” “could,” “anticipate,” “believe,” “estimate,” “expects,” “intend,” “predict” or “project” and variations of these words or comparable words or phrases of similar meaning. These forward-looking statements reflect our current views with respect to future events and are based on assumptions and are subject to risks and uncertainties and other factors outside of our control that may cause actual results to differ materially from those projected.

ICON is committed to protecting the privacy of its investors in compliance with all applicable laws. Please be advised that, unless required by a regulatory authority such as the NASD or ordered by a court of competent jurisdiction, ICON will not share any of your personally identifiable information with any third party.